EXHIBIT 99.1

For Immediate Release
Contact:
David Bulger (Company)	Jerry Daly or Carol McCune
CFO, Treasurer and EVP	Daly Gray (Media)
(561) 227-1302	(703) 435-6293

Innkeepers USA Trust Announces Third Quarter Earnings

PALM BEACH, Fla., November 4, 2003—Innkeepers USA Trust (NYSE: KPA), a hotel real estate investment trust (REIT) and a leading owner of upscale, extended-stay hotel properties throughout the United States, today announced results for the three months and the nine months ended September 30, 2003.

	3Q 2003*	3Q 2002*	% Change	Nine Mos. 2003*	Nine Mos. 2002*	% Change
Net loss applicable to common shareholders	($1,132)	($612)	(85.0%)	($10,785)	($12,124)	11.0%
Diluted loss per share	($0.03)	($0.02)	(50.0%)	($0.29)	($0.34)	14.7%
Net cash provided by operating activities	$11,968	$18,549	(35.5%)	$36,441	$45,806	(20.4%)
Total revenue	$21,927	$21,808	0.5%	$56,096	$54,960	2.1%
Deferred percentage lease revenue	$2,357	$2,073	13.7%	$10,249	$14,995	(31.7%)
Funds from operations (FFO)**	$7,413	$7,878	(5.9%)	$14,428	$15,010	(3.9%)
Diluted FFO per share**	$0.19	$0.21	(9.5%)	$0.37	$0.41	(9.8%)
Earnings before interest expense, taxes, depreciation and amortization (EBITDA)**	$15,944	$16,823	(5.2%)	$40,084	$41,205	(2.7%)

*In thousands, except per share and percentage change data

**FFO, FFO per share and EBITDA are not generally accepted accounting principles (GAAP) financial measures within the meaning of Securities and Exchange Commission rules and regulations and are discussed in further detail on page 6.

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Innkeepers USA Trust

RevPAR Results

RevPAR for the company’s 66 comparable hotels declined 4.3 percent for the third quarter to $68.42. Occupancy was flat at 74.8 percent, and average daily rate (ADR) decreased 4.5 percent to $91.43 for the third quarter.

The RevPAR decrease of 4.3 percent for the 2003 third quarter reflects a 22.2 percent decline in RevPAR at the company’s eight Silicon Valley, California, properties as a result of the soft local economy. The eight Silicon Valley hotels accounted for 16 percent and 21 percent of the company’s percentage lease revenues for the 12 months ended September 30, 2003 and 2002, respectively. Excluding Silicon Valley, the remainder of Innkeepers’ portfolio reported a RevPAR decrease of 0.3 percent for the third quarter of 2003.

“Lodging demand during the third quarter continued to be lackluster, particularly in the business traveler segment,” said Jeffrey H. Fisher, Innkeepers chief executive officer and president. “Although there was an increase in leisure demand during the third quarter, the rebound in leisure travel does not appreciably benefit our hotel properties, which are more reliant on the business traveler. However, with the pickup in overall demand we saw in September and October and in the economy generally, we are encouraged about the prospects for 2004. The increased demand was reflected in positive RevPAR in October of 1.5 percent for the company’s 66 comparable hotels.”

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Innkeepers USA Trust

Outlook

“It appears that we are seeing the first signs of recovery in most MSAs, excluding Silicon Valley,” Fisher said. “Our operators are in the process of finalizing their 2004 forecasts, and our current intention is to provide quarterly and full-year earnings and dividend guidance for 2004 in the first quarter of 2004.

“We continue to feel that our affiliation with the top brands, i.e., Marriott and Hilton, and our locations in major metropolitan centers position us to benefit from an economic rebound when it does occur and business transient travel increases.”

Fisher noted that the company paid a $0.03 per common share dividend for the third quarter and will continue to evaluate common share dividend levels on a quarterly basis. “We intend to pay quarterly dividends on our Series A convertible preferred shares in 2003 at the annual rate that we have in the past, $2.15624 per share, and to pay a quarterly distribution on the Series B partnership units at an annual rate of $1.10,” he said.

Balance Sheet

David Bulger, Innkeepers’ chief financial officer, treasurer and executive vice president, said that the company’s capital structure remains solid and conservatively leveraged. “Our debt-to-investment in hotel properties at cost ratio is a low 27 percent at September 30, 2003, with all of our debt due 2007 and beyond. Our weighted average interest rate on our total debt is 7.5 percent, and 96 percent of our total debt is at a fixed rate. We have $0 outstanding on our $135 million unsecured line of credit, which matures in July 2004.”

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Innkeepers USA Trust

Capital Expenditures

Bulger noted that the company had spent $17 million on selective capital projects in the first nine months of 2003. “Our ongoing capital expenditure program will help ensure that our properties remain competitive in our markets.”

Sale of Hotel

During the quarter, the company sold the 88-suite Residence Inn in Winston-Salem, N.C., for net proceeds of $2 million. The operations of this hotel have been recognized as discontinued operations.

Innkeepers Hospitality Performance

Innkeepers Hospitality, which leased 60 of the company’s 67 hotels at September 30, 2003, reported that its net income for the third quarter was $1.7 million and $180,000 for the first nine months ended September 30, 2003, compared to net income of $124,000 and $142,000, respectively, in 2002. Net income for the third quarter 2003 would be $133,000, and a net loss for the nine months 2003 would be $(1.4) million, if $1.6 million of income relating to the settlement agreement entered into with Frederic Shaw, Innkeeper Hospitality’s former president, in September 2003 is excluded. Gross margin and gross operating profit (GOP) for the third quarter were 77.8 percent and 45.9 percent, respectively, representing an increase of 0.8 percentage points and a decline of 0.9 percentage points, respectively, from the 2002 third quarter. Innkeepers Hospitality is current on all percentage rent obligations to the company.

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Innkeepers USA Trust

TRS Transaction

The company currently anticipates closing the previously announced TRS transaction before the end of 2003, for 23 hotel properties, with the remaining 38 hotel properties expected to close in 2004. The company is seeking final lender and rating agency consents concerning the transaction.

Litigation

The company has settled all outstanding litigation with its former chief operating officer. In 2002, the company incurred an approximate $3 million charge, which covered the settlement payments.

Innkeepers USA Trust is a hotel real estate investment trust (REIT) and a leading owner of upscale, extended-stay hotel properties throughout the United States. The company owns 67 hotels with a total of 8,311 suites or rooms in 22 states and focuses on acquiring and/or developing Residence Inns by Marriott and other upscale extended-stay hotels and the rebranding and repositioning of other hotel properties.

For more information about Innkeepers USA Trust, visit the company’s web site at www.innkeepersusa.com. To listen to a web cast of the company’s 2003 third quarter conference call on November 4, 2003, at 2 p.m. Eastern time, go to the web site and click on Conference Calls. Interested parties may listen to an archived web cast of the conference call on the web site, or may dial (800) 405-2236, pass code 555322, to hear a telephone replay. The archived web cast and telephone replay will be available through Tuesday, November 11, 2003.

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Innkeepers USA Trust

Included in this press release are certain non-GAAP financial measures within the meaning of Securities Exchange Commission rules and regulations that are different from measures calculated and presented in accordance with GAAP (generally accepted accounting principles). These non-GAAP financial measures are (i) funds from operations (FFO), (ii) FFO per share and (iii) net income (loss) (computed in accordance with GAAP) before interest expense, taxes, depreciation and amortization and common and preferred minority interests (EBITDA). The following explains why we believe these measures help provide investors with a more complete understanding of our financial and operating performance.

FFO As Defined by NAREIT

The National Association of Real Estate Investment Trusts (NAREIT) adopted the definition of FFO in order to promote an industry standard measure of REIT financial and operating performance. Management believes that the presentation of FFO (defined below) provides useful information to investors regarding the company’s financial condition and results of operations, particularly in reference to the company’s ability to service debt, fund capital expenditures and pay cash dividends. Many other real estate companies use FFO as a measure of their financial and operating performance, which provides another basis of comparison for management. FFO, as defined, adds back historical cost depreciation. Historical cost depreciation assumes the value of real estate assets diminishes predictably over a certain period of time. In fact, real estate asset values historically have increased or decreased with market conditions. Consequently, FFO may be a useful measure in evaluating financial and operating performance by disregarding or adding back historical cost depreciation. Additionally, FFO per share targets are used to determine a significant portion of the incentive compensation of the company’s senior management.

NAREIT defines FFO as net income (loss) (computed in accordance with GAAP, excluding gains (losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The company calculates FFO in compliance with the NAREIT definition.

EBITDA

EBITDA is defined as net income (loss) (computed in accordance with GAAP) before interest expense, taxes, depreciation and amortization, and common and preferred minority interests. Management believes that the presentation of EBITDA provides useful information to investors regarding the company’s financial condition and results of operations, particularly in reference to the company’s ability to service debt, fund capital expenditures and pay cash dividends. EBITDA is also a factor in management’s evaluation of the financial and operating performance of the company, hotel level performance, investment opportunities, dispositions and financing transactions.

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Innkeepers USA Trust

FFO, FFO per share and EBITDA, as presented, may not be comparable to FFO, FFO per share and EBITDA as calculated by other real estate companies. These measures may not reflect certain expenses that we incurred and will incur, such as depreciation and interest expense (although we show such expenses in the reconciliation of these measures to their most directly comparable GAAP measures). None of these measures should be considered as an alternative to net income, cash flow from operations, or any other financial and operating performance measure prescribed by GAAP. These measures should only be used in conjunction with GAAP measures.

The company believes that its FFO, FFO per share and EBITDA computation methodologies comply with the SEC’s new rules regarding the presentation of non-GAAP financial information. The company may review its computation methodologies if and when further guidance on the new SEC rules becomes available.

Cautionary statements set forth in reports filed by the company from time to time with the Securities and Exchange Commission discuss important factors impacting, or that could impact, the company and its results or forecasted results. These factors include, without limitation, (i) risks that war, terrorism or similar activities, widespread health alerts, disruption in oil imports or higher oil prices or changes in domestic or international political environments, have affected and may continue to negatively affect the travel industry and the company, and the negative effects of such events that may occur in the future cannot be fully anticipated, (ii) the relative strength and performance of businesses and industries that are important demand generators in the company’s key markets (e.g., technology, automotive, aerospace), (iii) international, national, regional and local economic conditions that will, among other things, affect demand for the company’s hotel rooms and the availability and terms of financing, (iv) the company’s ability to maintain its properties in competitive condition, (v) the company’s ability to acquire or develop additional properties and risks that potential acquisitions or developments may not perform in accordance with expectations, (vi) changes in travel patterns or the prevailing means of commerce (i.e., e-commerce), and (vii) the complex tax rules that the company must satisfy to qualify as a REIT, and other governmental regulation.

INNKEEPERS USA TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Revenue:
Percentage lease	$20,465	$21,638	$54,038	$54,519
Hotel operating	1,381	0	1,739	0
Other	81	170	319	441
Total revenue	$21,927	$21,808	$56,096	$54,960

Expenses:
Depreciation	$8,523	$8,973	$25,492	$27,879
Amortization of franchise costs	19	14	50	42
Ground rent	126	124	376	368
Interest (1)	4,378	4,212	13,093	13,025
Amortization of loan origination fees	270	287	807	895
Property taxes and insurance	3,275	3,044	9,482	9,411
General and administrative	1,256	796	3,874	2,842
Amortization of unearned compensation	356	337	1,070	1,010
Hotel operating	821	0	1,057	0
Other charges(2)	557	91	1,556	487
Total expenses	$19,581	$17,878	$56,857	$55,959

Income (Loss) before minority interest	$2,346	$3,930	$(761)	$(999)
Minority interest, common	35	5	336	423
Minority interest, preferred	(1,069)	(1,069)	(3,205)	(3,205)
Income (Loss) from continuing operations	$1,312	$2,866	$(3,630)	$(3,781)

Discontinued operations(3)	52	(1,512)	333	(1,385)
Gain on sale of hotel	0	530	0	530
Net income (Loss)	$1,364	$1,884	$(3,297)	$(4,636)

Preferred share dividends	(2,496)	(2,496)	(7,488)	(7,488)
Net loss applicable to common shareholders	$(1,132)	$(612)	$(10,785)	$(12,124)

Diluted loss per share	$(0.03)	$(0.02)	$(0.29)	$(0.34)
Weighted average number of common shares	37,387,302	37,054,839	37,386,938	35,529,476

(1)	Interest expense has been capitalized in the amounts of $0 and $299,000 for the three months ended September 30, 2003 and 2002, respectively, and $0 and $767,000 for the nine months ended September 30, 2003 and 2002, respectively. The interest expense capitalized in 2002 pertained to the newly developed Residence Inn by Marriott hotel in Saddle River, N.J.
(2)	Other charges primarily relate to the TRS transaction
(3)	A hotel has been sold and the operations of the hotel (i.e., percentage lease revenue, depreciation and property taxes and insurance) have been recognized and categorized as discontinued operations for all periods presented

INNKEEPERS USA TRUST

CALCULATION OF FFO AND EBITDA (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
CALCULATION OF FFO (1)
Net loss applicable to common shareholders	$(1,132)	$(612)	$(10,785)	$(12,124)
Depreciation	8,523	8,973	25,492	27,879
Depreciation included in discontinued operations	—	52	—	208
Gain (Loss) on sale of hotel	57	(530)	57	(530)
Minority interest, common	(35)	(5)	(336)	(423)
FFO	$7,413	$7,878	$14,428	$15,010
Weighted average number of common shares and common share equivalents	38,697,678	38,375,226	38,629,743	36,917,368
Diluted FFO per share	$0.19	$0.21	$0.37	$0.41

(1)	FFO and diluted FFO per share for the third quarter 2002 has been restated. The Company incurred a $1,600,000 estimated loss on sale in the third quarter 2002 for a hotel that was actively marketed for sale. The hotel was subsequently sold in the third quarter 2003. The company excluded the $1,600,000 estimated loss on sale in the calculation of FFO and diluted FFO per share for the third quarter 2002 in conformance with the NAREIT definition of excluding gains (losses) from sales of a property. NAREIT and the SEC have recently issued guidance stating that property impairment losses not realized from the sale of a property are not deemed a loss on sale of a property and are not to be excluded in the calculation of FFO and diluted FFO per share.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
CALCULATION OF EBITDA
Net income (loss)	$1,364	$1,884	$(3,297)	$(4,636)
Interest expense	4,378	4,212	13,093	13,025
Depreciation and amortization	9,168	9,611	27,419	29,826
Depreciation included in discontinued operations	—	52	—	208
Minority interest, common and preferred	1,034	1,064	2,869	2,782
EBITDA	$15,944	$16,823	$40,084	$41,205

INNKEEPERS USA TRUST

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share data)

	September 30, 2003	December 31, 2002
ASSETS
Investment in hotel properties:
Land and improvements	$104,682	$101,104
Building and improvements	657,613	655,373
Furniture and equipment	86,522	104,513
Renovations in process	16,023	828
Hotels held for sale, net	0	2,000
	864,840	863,818
Accumulated depreciation	(183,253)	(180,789)
Net investment in hotel properties	681,587	683,029

Cash and cash equivalents	11,352	21,367
Restricted cash and cash equivalents	10,672	14,151
Due from Lessees	9,811	8,784
Deferred expenses, net	3,083	3,685
Other assets	1,875	3,032
Total assets	$718,380	$734,048

LIABILITIES AND SHAREHOLDERS’ EQUITY
Debt	$233,347	$236,730
Accounts payable and accrued expenses	6,714	7,700
Distributions payable	3,981	9,000
Deferred percentage lease revenue	10,249	0
Minority interest in Partnership	51,953	52,458
Total liabilities	306,244	305,888

Shareholders’ equity:
Preferred shares, $0.01 par value, 20,000,000 shares authorized, 4,630,000 shares issued and outstanding	115,750	115,750
Common shares, $0.01 par value, 100,000,000 shares authorized, 37,563,499 and 37,483,913 issued and outstanding, respectively	376	375
Additional paid-in capital	393,513	393,259
Unearned compensation	(1,269)	(1,036)
Distributions in excess of earnings	(96,234)	(80,188)
Total shareholders’ equity	412,136	428,160
Total liabilities and shareholders’ equity	$718,380	$734,048

INNKEEPERS USA TRUST

DEBT COMPOSITION (UNAUDITED)

As of September 30, 2003

(outstanding balance in thousands)

DEBT	Outstanding Balance	Stated Interest Rate		Maturity Date		Encumbered Properties
Unsecured Line of Credit	$0	—	(2)	July 2004		—
Industrial Revenue Bonds	10,000	2.38	%(2)	Dec. 2014		—
Term Loan #1	26,000	8.17%		Oct. 2007		8
Term Loan #2	38,000	8.15%		Mar. 2009		8
Term Loan #3	37,000	7.02%		Apr. 2010		8
Term Loan #4	57,000	7.16%		Oct. 2009		8
Term Loan #5	50,000	7.75%		Jan. 2011		6
Mortgage(1)	13,000	10.35%		June 2010		1
Adjustment (1)	2,000	—		—		—
TOTAL	$233,000	7.5	%(3)	6 yrs.	(4)	39

(1)	Adjustment to record $13 million mortgage at a fair market interest rate of 7% (the stated interest rate is 10.35%)
(2)	Variable rated debt. The stated interest rate of the industrial revenue bonds includes an annual letter of credit fee of 1.25%
(3)	Weighted average calculated using the stated interest rate
(4)	Weighted average maturity

INNKEEPERS USA TRUST

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Nine Months Ended September 30,
	2003	2002
Cash flows from operating activities:
Net loss	($3,297)	($4,636)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	27,419	30,034
Minority interests	2,869	2,782
Deferred percentage lease revenue	10,249	14,995
Loss (Gain) on sale of hotels, net	57	1,069
Changes in operating assets and liabilities:
Due from lessees	(1,027)	(999)
Other assets	1,157	1,278
Accounts payable and accrued expenses	(986)	1,283
Net cash provided by operating activities	$36,441	$45,806

Cash flows from investing activities:
Investment in hotel properties	($26,097)	($27,975)
Proceeds from sale of hotel	1,990	12,280
Net withdrawals from restricted cash accounts	3,479	3,605
Payments for initial franchise fees	(10)	(69)
Net cash used by investing activities	($20,638)	($12,159)

Cash flows from financing activities:
Proceeds from debt issuance	$0	$4,000
Payments on debt	(3,383)	(27,390)
Distributions paid to unit holders	(3,520)	(3,421)
Distributions paid to shareholders	(17,615)	(13,609)
Redemption of shares and units	(1,055)	(236)
Proceeds from issuance of common shares	0	24,926
Loan origination fees and costs paid	(245)	(266)
Net cash used by financing activities	($25,818)	($15,996)

Net increase (decrease) in cash and cash equivalents	(10,015)	17,651
Cash and cash equivalents at beginning of period	21,367	5,077
Cash and cash equivalents at end of period	$11,352	$22,728
Supplemental cash flow information:
Interest paid	$13,128	$13,065

INNKEEPERS USA TRUST

OTHER DATA (UNAUDITED)

(in thousands, except shares data)

	September 30, 2003	September 30, 2002
CAPITALIZATION
Common share market capitalization	$327,000	$299,000
Market capitalization	$720,000	$693,000
Common share closing price	$8.70	$7.99
Common dividend(1)	$0.30	$0.25
Common share dividend yield(1)	3.4%	3.1%
Preferred share closing price	$25.10	$23.25
Preferred share dividend(2)	$2.156	$2.156
Preferred share dividend yield(2)	8.6%	9.3%

DEBT COVERAGE
Debt weighted average interest rate	7.5%	7.5%
Debt to investment in hotel properties	27%	27%
Debt and preferred shares to investment in hotel properties	40%	41%
Debt to market capitalization	32%	34%
Debt and preferred shares to market capitalization	48%	51%

LIQUIDITY/FLEXIBILITY
Debt Due 2002	—	$1,000
Debt Due 2003	$1,000	$5,000
Debt Due 2004	$5,000	$5,000
Debt Due 2005	$6,000	$6,000
Debt Due 2006 and thereafter	$221,000	$221,000

Unencumbered hotel assets(3)	42%	42%
Unsecured Line of Credit Outstanding Balance	$0	$0
Unsecured Line of Credit Available Balance(4)	$125,000	$125,000

SHARES AND UNITS OUTSTANDING
Common Shares	37,563,499	37,483,913
Common Partnership Units	1,167,236	1,167,893
Preferred Partnership Units	3,884,469	3,884,469
Preferred Shares(5)	6,857,493	6,857,493

(1)	Regular and special common share dividends declared for the twelve months ended September 30, 2003 and regular common share dividends declared for the twelve months ended September 30, 2002
(2)	Regular preferred share dividends declared for the twelve months ended September 30, 2003 and 2002
(3)	Based upon the number of hotels
(4)	The actual amount that may be borrowed is contingent upon many factors, such as compliance with unsecured line of credit covenants and the use of proceeds from borrowings
(5)	Assuming conversion into common shares

INNKEEPERS USA TRUST

HOTEL OPERATING RESULTS (UNAUDITED)

	As of September 30, 2003	Three Months Ended September 30,			Nine Months Ended September 30,
		2003	2002	% Inc (dec)	2003	2002	% Inc (dec)
PORTFOLIO(1)
Average Daily Rate		$91.43	$95.78	-4.54%	$91.32	$95.75	-4.63%
Occupancy		74.84%	74.65%	0.25%	70.87%	73.25%	-3.25%
RevPAR		$68.42	$71.50	-4.31%	$64.72	$70.13	-7.71%
Number of hotels	66
Percent of total rooms	100%
Percent of percentage lease revenue(2)	100%

BY SEGMENT
Upscale Extended Stay
Average Daily Rate		$93.98	$98.35	-4.44%	$93.53	$97.95	-4.51%
Occupancy		79.16%	79.18%	-0.03%	74.34%	77.28%	-3.80%
RevPAR		$74.40	$77.87	-4.46%	$69.53	$75.70	-8.15%
Number of hotels	51
Percent of total rooms	76%
Percent of percentage lease revenue(2)	81%

Mid-Priced(1)
Average Daily Rate		$81.43	$85.54	-4.80%	$83.01	$87.25	-4.86%
Occupancy		61.64%	60.83%	1.33%	60.32%	60.98%	-1.08%
RevPAR		$50.19	$52.03	-3.54%	$50.07	$53.20	-5.88%
Number of hotels	15
Percent of total rooms	24%
Percent of percentage lease revenue(2)	19%

BY FRANCHISE AFFILIATION
Residence Inn
Average Daily Rate		$94.39	$98.85	-4.51%	$94.32	$97.95	-3.71%
Occupancy		77.37%	78.14%	-0.99%	72.32%	76.36%	-5.29%
RevPAR		$73.02	$77.24	-5.46%	$68.22	$74.80	-8.80%
Number of hotels	45
Percent of total rooms	67%
Percent of percentage lease revenue(2)	70%

	As of September 30, 2003	Three Months Ended September 30,			Nine Months Ended September 30,
		2003	2002	% Inc (dec)	2003	2002	% Inc (dec)
Summerfield Suites
Average Daily Rate		$91.60	$95.19	-3.77%	$88.99	$97.95	-9.15%
Occupancy		91.75%	86.48%	6.09%	88.47%	83.69%	5.71%
RevPAR		$84.05	$82.32	2.10%	$78.73	$81.97	-3.95%

Number of hotels	6
Percent of total rooms	9%
Percent of percentage lease revenue(2)	11%

Hampton Inn
Average Daily Rate		$82.45	$87.48	-5.75%	$83.48	$88.35	-5.51%
Occupancy		62.11%	60.85%	2.07%	60.59%	61.64%	-1.70%
RevPAR		$51.21	$53.23	-3.79%	$50.58	$54.46	-7.12%

Number of hotels	12
Percent of total rooms	19%
Percent of percentage lease revenue(2)	15%

BY MANAGEMENT COMPANY
Innkeepers Hospitality(1)
Average Daily Rate		$91.41	$95.85	-4.63%	$91.63	$95.49	-4.04%
Occupancy		73.08%	73.42%	-0.46%	69.05%	72.16%	-4.31%
RevPAR		$66.80	$70.37	-5.07%	$63.26	$68.90	-8.19%

Number of hotels	60
Percent of total rooms	91%
Percent of percentage lease revenue(2)	90%

Wyndham
Average Daily Rate		$91.60	$95.19	-3.77%	$88.99	$97.95	-9.15%
Occupancy		91.75%	86.48%	6.09%	88.47%	83.69%	5.71%
RevPAR		$84.05	$82.32	2.10%	$78.73	$81.97	-3.95%

Number of hotels	6
Percent of total rooms	9%
Percent of percentage lease revenue(2)	10%

	As of September 30, 2003	Three Months Ended September 30,			Nine Months Ended September 30,
		2003	2002	% Inc (dec)	2003	2002	% Inc (dec)
BY GEOGRAPHIC REGION
New England [ME, NH, VT, MA, CT, RI]
Average Daily Rate		$93.45	$100.22	-6.76%	$90.47	$96.81	-6.55%
Occupancy		68.07%	68.68%	-0.89%	61.21%	62.80%	-2.53%
RevPAR		$63.61	$68.82	-7.57%	$55.37	$60.79	-8.92%

Number of hotels	5
Percent of total rooms	7%
Percent of percentage lease revenue(2)	5%

Middle Atlantic(1) [NY, NJ, PA]
Average Daily Rate		$102.42	$100.87	1.54%	$96.74	$97.30	-0.58%
Occupancy		78.18%	78.32%	-0.18%	73.79%	76.76%	-3.87%
RevPAR		$80.07	$79.00	1.35%	$71.39	$74.68	-4.41%

Number of hotels	10
Percent of total rooms	14%
Percent of percentage lease revenue(2)	16%

South Atlantic [DE, MD, WV, DC, VA, NC, SC, GA, FL]
Average Daily Rate		$83.57	$82.66	1.10%	$86.74	$86.52	0.25%
Occupancy		68.15%	65.88%	3.45%	66.65%	67.83%	-1.74%
RevPAR		$56.95	$54.46	4.57%	$57.81	$58.69	-1.50%

Number of hotels	13
Percent of total rooms	20%
Percent of percentage lease revenue(2)	18%

East North Central [OH, MI, IN, IL, WI]
Average Daily Rate		$86.66	$92.73	-6.55%	$86.93	$90.86	-4.33%
Occupancy		75.30%	73.03%	3.11%	69.16%	70.23%	-1.52%
RevPAR		$65.25	$67.72	-3.65%	$60.12	$63.81	-5.78%

Number of hotels	12
Percent of total rooms	16%
Percent of percentage lease revenue(2)	14%

East South Central [KY, TN, AL, MS]
Average Daily Rate		$77.01	$85.42	-9.85%	$79.59	$82.83	-3.91%
Occupancy		82.81%	81.91%	1.10%	80.86%	80.66%	0.25%
RevPAR		$63.77	$69.97	-8.86%	$64.36	$66.81	-3.67%

Number of hotels	2
Percent of total rooms	2%
Percent of percentage lease revenue(2)	2%

	As of September 30, 2003	Three Months Ended September 30,			Nine Months Ended September 30,
		2003	2002	% Inc (dec)	2003	2002	% Inc (dec)
West North Central [MN, IA, MO, KS, NE, SD, ND]
Average Daily Rate		$79.55	$85.06	-6.48%	$76.99	$82.35	-6.51%
Occupancy		72.24%	82.11%	-12.02%	66.04%	74.22%	-11.02%
RevPAR		$57.47	$69.84	-17.71%	$50.84	$61.12	-16.82%

Number of hotels	2
Percent of total rooms	2%
Percent of percentage lease revenue(2)	1%

West South Central [AR, LA, OK, TX]
Average Daily Rate		$79.26	$83.75	-5.36%	$79.24	$88.16	-10.12%
Occupancy		79.22%	75.60%	4.79%	78.93%	76.16%	3.64%
RevPAR		$62.79	$63.31	-0.82%	$62.54	$67.14	-6.85%

Number of hotels	4
Percent of total rooms	7%
Percent of percentage lease revenue(2)	6%

Mountain [MT, ID, WY, CO, UT, NM, AZ, NV]
Average Daily Rate		$87.35	$94.50	-7.57%	$88.25	$91.58	-3.64%
Occupancy		81.36%	79.69%	2.10%	75.25%	79.64%	-5.51%
RevPAR		$71.07	$75.31	-5.63%	$66.41	$72.93	-8.94%

Number of hotels	2
Percent of total rooms	3%
Percent of percentage lease revenue(2)	3%

Pacific [WA, OR, CA, AK, HI]
Average Daily Rate		$99.59	$106.82	-6.77%	$100.26	$107.77	-6.97%
Occupancy		77.42%	79.85%	-3.04%	73.29%	77.95%	-5.98%
RevPAR		$77.10	$85.30	-9.61%	$73.49	$84.01	-12.52%

Number of hotels	16
Percent of total rooms	28%
Percent of percentage lease revenue(2)	35%

BY SELECTED MSA
Atlanta
Average Daily Rate		$83.37	$80.57	3.48%	$84.70	$83.78	1.10%
Occupancy		58.97%	63.83%	-7.61%	54.60%	65.66%	-16.84%
RevPAR		$49.16	$51.43	-4.41%	$46.25	$55.01	-15.92%

Number of hotels	3
Percent of total rooms	5%
Percent of percentage lease revenue(2)	4%

	As of September 30, 2003	Three Months Ended September 30,			Nine Months Ended September 30,
		2003	2002	% Inc (dec)	2003	2002	% Inc (dec)
Boston
Average Daily Rate		$78.40	$94.74	-17.25%	$79.16	$93.94	-15.73%
Occupancy		56.35%	54.36%	3.66%	49.08%	47.66%	2.98%
RevPAR		$44.18	$51.50	-14.21%	$38.85	$44.77	-13.22%

Number of hotels	2
Percent of total rooms	4%
Percent of percentage lease revenue(2)	2%

Chicago
Average Daily Rate		$86.03	$95.61	-10.02%	$87.72	$95.02	-7.68%
Occupancy		70.77%	70.87%	-0.14%	64.92%	66.79%	-2.80%
RevPAR		$60.89	$67.76	-10.14%	$56.95	$63.47	-10.27%

Number of hotels	4
Percent of total rooms	7%
Percent of percentage lease revenue(2)	6%

Dallas/Ft. Worth
Average Daily Rate		$79.26	$83.75	-5.36%	$79.24	$88.16	-10.12%
Occupancy		79.22%	75.60%	4.79%	78.93%	76.16%	3.64%
RevPAR		$62.79	$63.31	-0.82%	$62.54	$67.14	-6.85%

Number of hotels	4
Percent of total rooms	7%
Percent of percentage lease revenue(2)	6%

Denver
Average Daily Rate		$87.35	$94.50	-7.57%	$88.25	$91.58	-3.64%
Occupancy		81.36%	79.69%	2.10%	75.25%	79.64%	-5.51%
RevPAR		$71.07	$75.31	-5.63%	$66.41	$72.93	-8.94%

Number of hotels	2
Percent of total rooms	4%
Percent of percentage lease revenue(2)	3%

Detroit
Average Daily Rate		$91.11	$97.17	-6.24%	$91.80	$94.61	-2.97%
Occupancy		82.51%	77.57%	6.37%	76.56%	74.66%	2.54%
RevPAR		$75.18	$75.37	-0.25%	$70.28	$70.63	-0.50%

Number of hotels	3
Percent of total rooms	4%
Percent of percentage lease revenue(2)	4%

	As of September 30, 2003	Three Months Ended September 30,			Nine Months Ended September 30,
		2003	2002	% Inc (dec)	2003	2002	% Inc (dec)
Hartford
Average Daily Rate		$104.51	$104.99	-0.46%	$102.19	$105.09	-2.76%
Occupancy		79.75%	82.03%	-2.78%	73.22%	77.94%	-6.06%
RevPAR		$83.35	$86.12	-3.22%	$74.82	$81.90	-8.64%

Number of hotels	2
Percent of total rooms	2%
Percent of percentage lease revenue(2)	2%

Philadelphia
Average Daily Rate		$92.15	$90.19	2.17%	$90.63	$89.44	1.33%
Occupancy		77.69%	83.51%	-6.97%	77.90%	82.29%	-5.33%
RevPAR		$71.59	$75.32	-4.95%	$70.60	$73.60	-4.08%

Number of hotels	4
Percent of total rooms	6%
Percent of percentage lease revenue(2)	6%

Richmond
Average Daily Rate		$82.70	$82.71	-0.01%	$83.25	$81.81	1.76%
Occupancy		85.37%	76.64%	11.39%	74.19%	69.57%	6.64%
RevPAR		$70.60	$63.38	11.39%	$61.76	$56.91	8.52%

Number of hotels	2
Percent of total rooms	2%
Percent of percentage lease revenue(2)	2%

San Francisco/San Jose/Oakland
Average Daily Rate		$99.78	$115.75	-13.80%	$104.28	$119.14	-12.47%
Occupancy		68.73%	76.15%	-9.74%	65.94%	74.98%	-12.06%
RevPAR		$68.59	$88.14	-22.18%	$68.76	$89.34	-23.04%

Number of hotels	8
Percent of total rooms	15%
Percent of percentage lease revenue(2)	16%

Seattle/Portland
Average Daily Rate		$97.16	$97.93	-0.79%	$94.85	$94.71	0.15%
Occupancy		87.56%	83.44%	4.94%	78.85%	79.53%	-0.86%
RevPAR		$85.08	$81.71	4.12%	$74.79	$75.32	-0.70%

Number of hotels	6
Percent of total rooms	9%
Percent of percentage lease revenue(2)	13%

	As of September 30, 2003	Three Months Ended September 30,			Nine Months Ended September 30,
		2003	2002	% Inc (dec)	2003	2002	% Inc (dec)
Washington, D.C.
Average Daily Rate		$102.50	$99.64	2.87%	$101.87	$101.17	0.69%
Occupancy		74.12%	72.12%	2.77%	69.46%	68.40%	1.55%
RevPAR		$75.97	$71.87	5.70%	$70.75	$69.20	2.24%

Number of hotels	3
Percent of total rooms	5%
Percent of percentage lease revenue(2)	6%

(1)	Hotel operating results exclude one newly acquired hotel in June 2003, which will be converted to a Courtyard by Marriott
(2)	Last 12 months